UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 15, 2026
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-36040	26-1647258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of principal executive offices) (Zip Code)
(831) 274-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 16, 2026, Fox Factory Holding Corp., a Delaware corporation (the “Company”), issued a press release announcing preliminary unaudited financial results for the third quarter of fiscal 2026 ended October 2, 2026 and updating its outlook for fiscal 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in, or incorporated into, this Item 2.02 of this Current Report on Form 8-K (this “Report”), including the content of the sections of the press release filed as Exhibit 99.1 titled “Preliminary Third Quarter Fiscal 2026 Results” and “Fiscal 2026 Outlook”, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filings.
Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) CEO Transition.
On October 15, 2026, the Board of Directors (the “Board”) of the Company approved a leadership transition plan pursuant to which Michael C. Dennison, the Company’s Chief Executive Officer (“CEO”), is stepping down from his role as CEO. Mr. Dennison resigned from his role as a member of the Board, effective October 15, 2026. Upon acceptance of Mr. Dennison’s resignation, the Board decreased the size of the Board from 7 to 6 members.
Mr. Dennison will remain employed by the Company following October 15, 2026 while the Company and Mr. Dennison continue discussions regarding the terms of the leadership transition arrangements. The Company currently expects to enter into a transition agreement with Mr. Dennison, but the Board has not approved the terms of such arrangement and no definitive agreement has been executed as of the date of this Current Report on Form 8-K. The Company will disclose any material compensatory arrangements with Mr. Dennison in accordance with applicable SEC rules upon execution of a definitive agreement.
(c) Interim CEO Appointment.
On October 15, 2026, the Board also voted to appoint Douglas J. Grimm, a member of the Company’s Board, to serve as Interim CEO of the Company effective October 16, 2026. Mr. Grimm will continue to serve as a director of the Company during his service as Interim CEO, but will step down from the Audit Committee.
Mr. Grimm, age 64, joined the Company’s Board as a director in March 2026. Since 2017, Mr. Grimm has served as the CEO of V-to-X, LLC, through which he provided strategic and business consulting services in the mobility sector. From 2015 to 2017, Mr. Grimm served as President and Chief Operating Officer at Metaldyne Performance Group (NYSE: MPG), a global automotive metals supplier. Previously, Mr. Grimm founded and was Chairman and CEO of Grede Holdings LLC, which subsequently merged into MPG. He also served in various leadership roles during different periods at the company between 2001 and 2006, where he was responsible for commercial operations, forging and casting operations, global purchasing, and quality. Mr. Grimm currently serves as Chairman of the Board of Blue Bird Corporation (NASDAQ: BLBD) and as a member of the Board of Directors of Lucid Group, Inc. (NASDAQ: LCID).
(e) Interim CEO Compensation.
Effective October 16, 2026, Douglas J. Grimm entered into an employment agreement with the Company in connection with his appointment as Interim CEO (the “Interim CEO Agreement”). Pursuant to the Interim CEO Agreement, Mr. Grimm will serve as Interim CEO until the earlier of the commencement of employment of a permanent CEO selected by the Board or the termination of his employment in accordance with the Interim CEO Agreement.
The Interim CEO Agreement provides for an annual base salary of $1,065,000. Mr. Grimm is also eligible to receive a completion bonus of $600,000 if he serves as Interim CEO for at least six months or until such time as the Company appoints a new permanent CEO, whichever time is earlier.
Mr. Grimm will receive a restricted stock unit award with a target grant date fair value of $2 million. If Mr. Grimm remains employed as Interim CEO beyond the six-month anniversary of his appointment, he will become eligible for additional restricted stock unit awards with an aggregate target grant date value of up to $1.6 million, subject to the terms of the Company's equity incentive plan and applicable award agreements.

Mr. Grimm will be eligible to participate in the Company's employee benefit plans generally available to senior executives and will receive a taxable housing allowance and an allowance for legal fees, all relating to his service as Interim CEO.
The Interim CEO Agreement also contains customary provisions relating to confidentiality, intellectual property, non-solicitation, non-competition, indemnification, cooperation, clawback obligations, and dispute resolution.
The foregoing description of the Interim CEO Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Interim CEO Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Employment Agreement between Fox Factory Holding Corp. and Douglas J. Grimm, dated as of October 16, 2026.
99.1	Press Release, dated October 16, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	October 16, 2026	By:	/s/ Douglas J. Grimm

Douglas J. Grimm
Interim Chief Executive Officer